UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A (this "Amendment") amends a current report filed by United Fire Group, Inc. on Form 8-K on November 5, 2012 (the "Original Filing"). This amendment is filed to correct the earnings per share data related to the assumed losses from Hurricane Sandy to $0.08 from originally reported $0.8.

Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing.

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2012, we issued a press release announcing our financial results for the quarter ended September 30, 2012. The release is furnished as Exhibit 99.1 hereto. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 9.01. Financial Statements and Exhibits.
 (a) None.
 (b) None.
 (c) None.
(d) Exhibits.
The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated November 5, 2012, announcing our financial results for the quarter ended September 30, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

Dated:	November 5, 2012	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated November 5, 2012, announcing our financial results for the quarter ended September 30, 2012.